UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2021

New Providence Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39040 (Commission File Number)	84-2027232 (I.R.S. Employer Identification No.)

10900 Research Blvd, Ste 160C PMB 1081 Austin, TX 78759 (Address of Principal Executive Office)	78759 (Zip Code)

(561) 231-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Class A common stock included as part of the units	NPA	The Nasdaq Capital Market

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	NPAWW	The Nasdaq Capital Market

Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	NPAUU	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

 As previously disclosed, on December 15, 2020, New Providence Acquisition Corp. (“NPA” or the “Company”), AST & Science LLC, a Delaware limited liability company (“AST”), the existing equityholders of AST (the “Existing Equityholders”), New Providence Acquisition Management LLC, a Delaware limited liability company (the “Sponsor”) and Abel Avellan (“Avellan”), entered into an equity purchase agreement (as it may be amended from time to time, the “Equity Purchase Agreement”). The transactions contemplated by the Equity Purchase Agreement are refered to herein as the “Business Combination.” Pursuant to the Equity Purchase Agreement, among other things, NPA will be organized as an umbrella partnership-C corporation (“Up-C”) structure, in which substantially all of the operating assets of AST’s business will be held by AST, and NPA’s only assets will be its equity interests in AST and NPA will be renamed AST SpaceMobile, Inc. (“SpaceMobile”). After the closing of the Business Combination, current NPA stockholders are expected to own approximately 16% of the equity interests in SpaceMobile. On December 23, 2020, NPA filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement, for the solicitation of proxies in connection with the special meeting of NPA stockholders to be held on April 1, 2021, for the purposes of voting, among other things, on matters necessary to complete the Business Combination (the “Preliminary Proxy Statement”). On January 27, 2021, NPA filed an amended preliminary proxy statement with the SEC (the “Revised Preliminary Proxy Statement”) and on March 12, 2021 NPA filed a definitive proxy statement (the “Proxy Statement”).

NPA is aware of three complaints that have been filed on behalf of purported shareholders of the Company relating to the Business Combination: (1) Cullinan v. NPA, et al., filed in the United States District Court for the Southern District Court of New York, alleges violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 and breach of fiduciary duties, based on allegedly materially incomplete and misleading information relating to the Business Combination in NPA’s Revised Preliminary Proxy Statement; and (2 & 3) Truesdale v. NPA, et al. and Ciccotelli v. NPA, et al., filed in the Supreme Court of New York, County of New York, allege failure to disclose certain information relating to the Business Combination in NPA’s Preliminary Proxy Statement purportedly in breach of fiduciary duties. NPA has also received certain demand letters relating to similar issues from purported shareholders of the Company.

While NPA believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Business Combination, NPA has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable law of any of the disclosures set forth herein. To the contrary, NPA specifically denies all allegations in the complaints and demand letters that any additional disclosure was or is required. NPA believes these purported shareholders’ claims are without merit.

Supplemental Disclosures to the Proxy Statement

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The Proxy Statement is hereby amended as follows:

Replacing the penultimate paragraph on the third page of the Letter to Stockholders in its entirety with the following:

Assuming that (i) none of our current stockholders exercise their right to redeem their NPA Class A Common Stock, (ii) the aggregate proceeds received by NPA in connection with the PIPE Investment is $230,000,000, and (iii) there is no Additional PIPE Investment, as of Closing, the Existing Equityholders (including the Key Holders) will hold shares of Common Stock representing 94% of the total voting power of SpaceMobile, the current holders of NPA Class A Common Stock, including PIPE Investors, will hold shares of Common Stock representing 6% of the total voting power of SpaceMobile, and the Key Holders will hold shares of Common Stock representing 88% of the total voting power of SpaceMobile.

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Replacing the first paragraph on the third page of the Notice of Special Meeting in its entirety with the following:

Assuming that (i) none of our current stockholders exercise their right to redeem their NPA Class A Common Stock, (ii) the aggregate proceeds received by NPA in connection with the PIPE Investment is $230,000,000, and (iii) there is no Additional PIPE Investment, as of Closing, the Existing Equityholders (including the Key Holders) will hold shares of Common Stock representing 94% of the total voting power of SpaceMobile, the current holders of NPA Class A Common Stock, including PIPE Investors, will hold shares of Common Stock representing 6% of the total voting power of SpaceMobile, and the Key Holders will hold shares of Common Stock representing 88% of the total voting power of SpaceMobile.

Replacing the bulleted paragraph on page 11 in its entirety, with the following:

Assuming that (i) none of our current stockholders exercise their right to redeem their NPA Class A Common Stock, (ii) the aggregate proceeds received by NPA in connection with the PIPE Investment is $230,000,000, and (iii) there is no Additional PIPE Investment, as of Closing, the Existing Equityholders (including the Key Holders) will hold shares of Common Stock representing 94% of the total voting power of SpaceMobile, the current holders of NPA Class A Common Stock, including PIPE Investors, will hold shares of Common Stock representing 6% of the total voting power of SpaceMobile, and the Key Holders will hold shares of Common Stock representing 88% of the total voting power of SpaceMobile.

Replacing the first paragraph on page 14 in its entirety, with the following:

Assuming that (i) none of our current stockholders exercise their right to redeem their NPA Class A Common Stock, (ii) the aggregate proceeds received by NPA in connection with the PIPE Investment is $230,000,000, and (iii) there is no Additional PIPE Investment, as of Closing, the Existing Equityholders (including the Key Holders) will hold shares of Common Stock representing 94% of the total voting power of SpaceMobile, the current holders of NPA Class A Common Stock, including PIPE Investors, will hold shares of Common Stock representing 6% of the total voting power of SpaceMobile, and the Key Holders will hold shares of Common Stock representing 88% of the total voting power of SpaceMobile.

Adding the following paragraph after the third full paragraph on page 130:

BTIG, LLC acted as underwriter for the IPO and as a financial advisor with respect to NPA’s pursuit of a business combination. BTIG, LLC has no separate or prior relationship with NPA, its directors, AST or any affiliates thereof. Compensation to be received by BTIG, LLC is limited to the deferred underwriting commission set forth pursuant to that certain underwriting agreement, dated as of September 10, 2019, by and between NPA and BTIG, LLC.

Adding the following paragraphs after the first full paragraph on page 131:

In the process of researching various targets for a potential business combination, the Board entered into confidentiality agreements with over 30 interested third parties.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” that are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact contained in this communication including, without limitation, statements regarding NPA’s financial position, business strategy and the plans and objectives of management for future operations; anticipated financial impacts of the Business Combination; the satisfaction of the closing conditions to the Business Combination; and the timing of the completion of the Business Combination, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available.

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These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside NPA’s and AST’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Equity Purchase Agreement or could otherwise cause the Business Combination to fail to close; (ii) the outcome of any legal proceedings that may be instituted against NPA and AST following the execution of the Equity Purchase Agreement and the Business Combination; (iii) any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of NPA or other conditions to closing in the Equity Purchase Agreement; (iv) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (v) the inability to maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (vi) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (vii) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (viii) costs related to the Business Combination; (ix) changes in applicable laws or regulations; (x) the possibility that AST or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (xi) other risks and uncertainties indicated in the proxy statement, including those under the section entitled “Risk Factors”, and in NPA’s other filings with the SEC.

NPA cautions that the foregoing list of factors is not exclusive. NPA cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of NPA’s Annual Report on Form 10-K filed with the SEC. NPA’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, NPA disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Additional Information

NPA filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed Business Combination, and has mailed the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. NPA’s stockholders and other interested persons are advised to read the definitive proxy statement in connection with NPA’s solicitation of proxies for the Special Meeting to be held to approve the Business Combination as these materials will contain important information about AST and NPA and the proposed the Business Combination. The definitive proxy statement has been mailed to the stockholders of NPA as of the record date established for voting at the Special Meeting. Such stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

NPA, New Providence Acquisition Management LLC and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NPA’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of NPA’s directors and officers in NPA’s filings with the SEC, including NPA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021, and such information and names of AST’s directors and executive officers are in the proxy statement of NPA for the Business Combination. Stockholders can obtain copies of NPA’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

AST and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from NPA’s stockholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are included in the definitive proxy statement for the Business Combination when available.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PROVIDENCE ACQUISITION CORP.
March 26, 2021
	By:	/s/ James Bradley
	Name:	James Bradley
	Title:	Chief Financial Officer

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